U.S. $300,000,000

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                            Dated as of May 30, 2000

                                      Among

                     INTERNATIONAL FLAVORS & FRAGRANCES INC.

                                   as Borrower

                                       and

                        THE INITIAL LENDERS NAMED HEREIN

                               as Initial Lenders

                                       and

                                 CITIBANK, N.A.

                             as Administrative Agent

                                       and

                            SALOMON SMITH BARNEY INC.

                                   as Arranger

                  AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT

                            DATED as OF MAY 30, 2000

     INTERNATIONAL FLAVORS & FRAGRANCES INC., A New York corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders (collectively, the "INITIAL LENDERS") party hereto and CITIBANK, N.A., as administrative agent (together with any successor thereto appointed pursuant to Article VII of the Existing Credit Agreement referred to below, the "AGENT") for the Lenders (as defined in the Existing Credit Agreement referred to below), hereby agree as follows:

                             PRELIMINARY STATEMENTS

     (1) The Borrower is party to a 364-Day Credit Agreement dated as of June 1, 1999 (the "Existing Credit Agreement") with the banks, financial institutions and other institutional lenders party thereto and Citibank, N.A., as Administrative Agent for the Lenders and such other lenders. Capitalized terms not otherwise defined in this Amendment and Restatement shall have the same meaning as specified in the Existing Credit Agreement.

     (2) The parties to this Amendment and Restatement desire to amend the Existing Credit Agreement as set forth herein and to restate the Existing Credit Agreement in its entirety to read as set forth in the Existing Credit Agreement with the following amendments.

     (3) The Borrower has requested that the Lenders agree to extend credit to it from time to time in an aggregate principal amount of up to $300,000,000 for general corporate purposes of the Borrower and its Subsidiaries not otherwise prohibited under the terms of this Agreement. The Lenders have indicated their willingness to agree to extend credit to the Borrower from time to time in such amount on the terms and conditions of this Amendment and Restatement.

     SECTION 1. Amendments to the Existing Credit Agreement. The Existing Credit Agreement is, effective as of the date of this Amendment and Restatement and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

          (a) Section 1.01 is amended by adding the following new definitions in appropriate alphabetical order:

          "EBITDA" means, for any period, net income (or net loss) plus the sum of (a) interest expense, (b) income tax expense, (c) depreciation expense and (d) amortization expense, in each case determined in accordance with GAAP for such period.

          "DEBT FOR BORROWED MONEY" of any Person means all items that, in accordance with GAAP, would be classified as indebtedness on a Consolidated balance sheet of such Person.

     (b) Section 1.01 is amended by deleting the definitions of "Commitment" and "Termination Date" set forth therein and replacing them, respectively, with the following new definitions thereof:

          "COMMITMENT" means as to any Lender (a) the amount set forth opposite such Lender's name on Schedule I hereto under the caption "Commitment", (b) if such Lender has become a Lender hereunder pursuant to an Assumption Agreement, the amount set forth in such

     Assumption Agreement or (c) if such Lender has entered into an Assignment and Acceptance, the amount set forth for such Lender in the Register maintained by the Administrative Agent pursuant to Section 8.07(d), as such amount may be reduced pursuant to Section 2.05 or increased pursuant to
     Section 2.18.

          "TERMINATION DATE" means the earlier of (a) May 29, 2001, subject to the extension thereof pursuant to Section 2.19, and (b) the date of termination in whole of the aggregate Commitments pursuant to Section 2.05 or 6.01; provided, however, that the Termination Date of any Lender that is a Non-Consenting Lender to any requested extension pursuant to Section 2.19 shall be the Termination Date in effect immediately prior to the applicable Extension Date for all purposes of this Agreement.

          (c) Section 4.01(i) of the Existing Credit Agreement is deleted in its entirety.

          (d) Section 5.02(e)(ii) of the Existing Credit Agreement is amended by deleting the figure "$200,000,000" and substituting therefor the figure "$300,000,000".

          (e) Section 5.03 of the Existing Credit Agreement is amended in full to read as follows:

               SECTION 5.03. Financial Covenant. So long as any Advance shall remain unpaid or any Lender shall have any Commitment hereunder, the Borrower will maintain a ratio of Debt for Borrowed Money to Consolidated EBITDA of the Borrower and its Subsidiaries for the preceding four fiscal quarters of not more than 3.00 to 1.00.

          (f) Schedule I to the Existing Credit Agreement is deleted in its entirety and replaced with Schedule I to this Amendment and Restatement.

     SECTION 2. Conditions of Effectiveness of this Amendment and Restatement. This Amendment and restatement shall become effective as of the date first above written (the "RESTATEMENT EFFECTIVE DATE") when and only if:

          (a) The Administrative Agent shall have received counterparts of this Amendment and Restatement executed by the Borrower and all of the Initial Lenders or, as to any of the Initial Lenders, advice satisfactory to the Administrative Agent that such Initial Lender has executed this Amendment and Restatement.

          (b) The Administrative Agent shall have received on or before the Restatement Effective Date the following, each dated such date and (unless otherwise specified below) in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Initial Lender:

               (i) A certificate of the Secretary or an Assistant Secretary of the Borrower certifying the names and true signatures of the officers of the Borrower authorized to sign this Amendment and Restatement and the Notes, if any, and the other documents to be delivered hereunder by the Borrower.

               (ii) A favorable opinion of Weil, Gotshal & Manges LLP, counsel for the Borrower, in form and substance reasonably satisfactory to the Agent.

          (c) The representations and warranties contained in Section 4.01 of the Existing Credit Agreement shall be correct on and as of the Restatement Effective Date, before and after giving effect to the Restatement Effective Date, as though made on and as of such date.

          (d) No event shall have occurred and be continuing, or shall occur as a result of the occurrence of the Restatement Effective Date, that constitutes a Default.

     SECTION 3. Reference to and Effect on the Existing Credit Agreement and the Notes. (a) On and after the effectiveness of this Amendment and Restatement, each reference in the Existing Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Credit Agreement, and each reference in the Notes to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Existing Credit Agreement, shall mean and be a reference to the Existing Credit Agreement, as amended by this Amendment and Restatement.

     (b) The Existing Credit Agreement and the Notes, as specifically amended by this Amendment and Restatement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

     (c) Without limiting any of the other provisions of the Existing Credit Agreement, as amended by this Amendment and Restatement, any references in the Existing Credit Agreement to the phrases "on the date hereof", "on the date of this Agreement" or words of similar import shall mean and be a reference to the date of the Existing Credit Agreement (which is June 1, 1999).

     SECTION 4. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and Restatement, the Notes and the other documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Administrative Agent with respect hereto and thereto) in accordance with the terms of Section
8.04 of the Existing Credit Agreement.

     SECTION 5. Execution in Counterparts. This Amendment and Restatement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Restatement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

     SECTION 6. Governing Law. This Amendment and Restatement shall be governed by, and construed in accordance with, the laws of the State of New York.

     IN WITNESS WHEREOF, THE PARTIES HERETO HAVE CAUSED THIS AMENDMENT AND RESTATEMENT TO BE EXECUTED BY THEIR RESPECTIVE OFFICERS THEREUNTO DULY AUTHORIZED, AS OF THE DATE FIRST ABOVE WRITTEN.

                                    THE BORROWER

                                    INTERNATIONAL FLAVORS & FRAGRANCES INC.

                                    BY: /s/ D. J. WETMORE
                                        ---------------------------------------
                                        DOUGLAS J. WETMORE
                                        VICE PRESIDENT & CHIEF FINANCIAL OFFICER



                                                  THE AGENT


                                    CITIBANK, N.A.
                                        AS ADMINISTRATIVE AGENT

                                    BY: /s/ ROBERT D. WETRUS
                                        ---------------------------------------
                                            ROBERT D. WETRUS
                                            VICE PRESIDENT


                                             THE INITIAL LENDERS


                                    CITIBANK, N.A.

                                    BY: /s/ DIANE L. POCKAJ
                                        ---------------------------------------
                                            DIANE L. POCKAJ
                                            VICE PRESIDENT


                                    BANK OF TOKYO-MITSUBISHI TRUST COMPANY



                                    BY: /s/ R. L. VAN DE BERGHE
                                        ---------------------------------------
                                            R. L. VAN DE BERGHE
                                            VICE PRESIDENT

                                    BANCA COMMERCIALE ITALIANA-NEW YORK BRANCH

                                    BY: /s/ CHARLES DAUGHERTY     J. CARLANI
                                        ---------------------------------------
                                            CHARLES DAUGHERTY     J. CARLANI
                                            VICE PRESIDENT        VICE PRESIDENT


                                    FIRST UNION NATIONAL BANK


                                    BY: /s/ CHRISTOPHER STRAUSS
                                        ---------------------------------------
                                            CHRISTOPHER STRAUSS
                                            VICE PRESIDENT

                                    ABN AMRO BANK N.V.

                                    BY: /s/ DONALD SUTTON
                                        ---------------------------------------
                                            DONALD SUTTON
                                            VICE PRESIDENT

                                    FLEET NATIONAL BANK FKA BANKBOSTON, N.A.


                                    BY: /s/ WILLIAM F. HAMILTON
                                        ---------------------------------------
                                            WILLIAM F. HAMILTON
                                            DIRECTOR

                                    THE BANK OF NEW YORK


                                    BY: /s/ RUSSELL A. BURR
                                        ---------------------------------------
                                            RUSSELL A. BURR
                                            SENIOR VICE PRESIDENT

                                    FORTIS FINANCIAL SERVICES LLC



                                    BY: /s/ JOSEPH FRANZESE
                                        ---------------------------------------
                                            JOSEPH FRANZESE
                                            SENIOR VICE PRESIDENT


                   SCHEDULE I TO THE AMENDMENT AND RESTATEMENT

                   COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of Initial Lender           Commitment                 Domestic Lending Office          Eurodollar Lending Office
--------------------------------------------------------------------------------------------------------------------------
ABN AMRO BANK N.V.               $30,000,000                208 South LaSalle, Suite 1500    208 South LaSalle, Suite 1500
                                                            Chicago, IL 60604-1003           Chicago, IL 60604-1003
                                                            Attn: Loan Administration        Attn: Loan Administration
                                                            T: 312 992-5151                  T: 312 992-5151
                                                            F: 312 992-5156                  F: 312 992-5156
--------------------------------------------------------------------------------------------------------------------------
FLEET NATIONAL BANK              $30,000,000                100 Federal Street               100 Federal Street
(FKA BANKBOSTON, N.A.)                                      Mail Code: 01-10-04              Mail Code: 01-10-04
                                                            Boston, MA 02110                 Boston, MA 02110
                                                            Attn: Deborah Dobbins            Attn: Deborah Dobbins
                                                            T: 617 434-5455                  T: 617 434-5455
                                                            F: 617 434-1574                  F: 617 434-1574
--------------------------------------------------------------------------------------------------------------------------
THE BANK OF NEW YORK             $30,000,000                One Wall Street                  One Wall Street
                                                            New York, NY 10286               New York, NY 10286
                                                            Attn: Rose Leonard               Attn: Rose Leonard
                                                            T: 212 635-1471                  T: 212 635-1471
                                                            F: 212 635-6397/6426             F: 212 635-6397/6426
--------------------------------------------------------------------------------------------------------------------------
BANK OF TOKYO-                   $40,000,000                1251 Avenue of the Americas      1251 Avenue of the Americas
MITSUBISHI TRUST                                            12th Floor                       12th Floor
COMPANY                                                     New York, NY 10020               New York, NY 10020
                                                            Attn: Mr Rolando                 Attn: Mr. Rolando
                                                            T: 212 782-5637                  T: 212 782-5637
                                                            F: 212 782-5635                  F: 212 782-5635
--------------------------------------------------------------------------------------------------------------------------
BANCA COMMERCIALE                $40,000,000                One William Street               One William Street
ITALIANA-NEW YORK                                           New York, NY 10004               New York, NY 10004
BRANCH                                                      Attn: Charles Dougherty          Attn: Charles Dougherty
                                                            T: 212 607-3656                  T: 212 607-3656
                                                            F: 212 809-2124                  F: 212 809-2124
--------------------------------------------------------------------------------------------------------------------------
CITIBANK, N.A.                   $60,000,000                Two Penns Way                    Two Penns Way
                                                            New Castle, DE 19720             New Castle, DE 19720
                                                            Attn: Anne Heironimus            Attn: Anne Heironimus
                                                            T. 302 894-0034                  T: 302 894-0034
                                                            F: 302 894-6130                  F: 302 894-6130
--------------------------------------------------------------------------------------------------------------------------
FIRST UNION NATIONAL             $40,000,000                50 Main Street                   50 Main Street
BANK                                                        White Plains, NY 10606           White Plains, NY 10606
                                                            Attn: David Ring                 Attn: David Ring
                                                            T: 914 286-5039                  T: 914 286-5039
                                                            F: 914 681-8755                  F: 914 681-8755
--------------------------------------------------------------------------------------------------------------------------
FORTIS FINANCIAL                 $30,000,000                520 Madison Avenue               520 Madison Avenue
SERVICES LLC                                                New York, NY 10022               New York, NY 10022
                                                            Attn: Douglas Riahi              Attn: Douglas Riahi
                                                            T: 212 481-8736                  T: 212 418-8736
                                                            F: 212 750-7597                  F: 212 750-7597
--------------------------------------------------------------------------------------------------------------------------